Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

18.	Commitments and Contingencies

Guarantees
We have the following significant guarantee and indemnification arrangements at December 31, 2014.

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ASC Claim Funding Accounts - We have arrangements with certain banks for the processing of claim payments for our ASC customers. The banks maintain accounts to fund claims of our ASC customers. The customer is responsible for funding the amount paid by the bank each day. In these arrangements, we guarantee that the banks will not sustain losses if the responsible ASC customer does not properly fund its account. The aggregate maximum exposure under these arrangements is $250 million. We can limit our exposure to this guarantee by suspending the payment of claims for ASC customers that have not adequately funded the amount paid by the bank.

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Indemnification Agreements - In connection with certain acquisitions and dispositions of assets and/or businesses, our various issuances of long-term debt and our reinsurance relationships with Vitality Re III Limited, Vitality Re IV Limited and Vitality Re V Limited, we have incurred certain customary indemnification obligations to the applicable seller, purchaser, underwriters and/or various other participants. In general, we have agreed to indemnify the other party for certain losses relating to the assets or business that we or they purchased or sold or for other matters on terms that are customary for similar transactions. Certain portions of our indemnification obligations are capped at the applicable transaction price, while other arrangements are not subject to such a limit. At December 31, 2014, we do not believe that our future obligations under any of these agreements will be material to our financial condition.

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Separate Accounts assets - Certain Separate Accounts assets associated with the Large Case Pensions business represent funds maintained as a contractual requirement to fund specific pension annuities that we have guaranteed. Minimum contractual obligations underlying the guaranteed benefits in these Separate Accounts were $2.2 billion at both December 31, 2014 and 2013. Refer to Note 2 beginning on page 80 for additional information on Separate Accounts. Contract holders assume all investment and mortality risk and are required to maintain Separate Account balances at or above a specified level. The level of required funds is a function of the risk underlying the Separate Account’s investment strategy. If contract holders do not maintain the required level of Separate Account assets to meet the annuity guarantees, we would establish an additional liability. Contract holders’ balances in the Separate Accounts at December 31, 2014 exceeded the value of the guaranteed benefit obligation. As a result, we were not required to maintain any additional liability for our related guarantees at December 31, 2014.

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Minimum Volume Commitments - In connection with the Coventry acquisition we assumed certain supplier agreements with minimum volume commitments which require us to make payments to the suppliers if the level of medical membership subject to the agreements falls below specified levels. The maximum potential amount of future payments we could be required to make over the remaining terms of the agreements, assuming the medical membership subject to the agreements is zero, is $136 million.

Guaranty Fund Assessments, Market Stabilization and Other Non-Voluntary Risk Sharing Pools
Under guaranty fund laws existing in all states, insurers doing business in those states can be assessed (up to prescribed limits) for certain obligations of insolvent insurance companies to policyholders and claimants. The life and health insurance guaranty associations in which we participate that operate under these laws respond to insolvencies of long-term care insurers as well as health insurers.  Our assessments generally are based on a formula relating to our premiums in the state compared to the premiums of other insurers. Certain states allow assessments to be recovered as offsets to premium taxes.  Some states have similar laws relating to HMOs and/or other payors such as not-for-profit consumer-governed health plans established under Health Care Reform.  In 2009, the Pennsylvania Insurance Commissioner (the “Commissioner”) placed long-term care insurer Penn Treaty Network America Insurance Company and one of its subsidiaries (collectively, “Penn Treaty”) in rehabilitation, an intermediate action before insolvency, and subsequently petitioned a state court to convert the rehabilitation into a liquidation. In 2012, the state court denied the Commissioner’s petition for liquidation. The Commissioner has appealed the state court’s denial of the petition for liquidation, and the Pennsylvania Supreme Court held oral argument on that appeal in September 2014. The state court’s 2012 order directed the Commissioner to develop a plan of rehabilitation. The Commissioner filed an initial rehabilitation plan in April 2013, and filed amended plans in August 2014 and October 2014. In December 2014, the state court set a hearing for July 2015 to consider the Commissioner’s most recent proposed rehabilitation plan, which contemplates a partial liquidation of Penn Treaty. If Penn Treaty is placed in liquidation, we and other insurers likely would be assessed immediately or over a period of years by guaranty associations for the payments the guaranty associations are required to make to Penn Treaty policyholders.  We are currently unable to predict the ultimate outcome of, or reasonably estimate the loss or range of losses resulting from, this potential insolvency because we cannot predict the extent to which rehabilitation efforts may succeed, the amount of the insolvency, the amount and timing of associated future guaranty association assessments or the amount or availability of potential offsets, such as premium tax offsets.  It is reasonably possible that in future reporting periods we may record a liability and expense relating to Penn Treaty or other insolvencies which could have a material adverse effect on our operating results, financial condition and cash flows.  While we have historically recovered more than half of guaranty fund assessments through statutorily permitted premium tax offsets, significant increases in assessments could lead to legislative and/or regulatory actions that may limit future offsets.

HMOs in certain states in which we do business are subject to assessments, including market stabilization and other risk-sharing pools, for which we are assessed charges based on incurred claims, demographic membership mix and other factors. We establish liabilities for these assessments based on applicable laws and regulations. In certain states, the ultimate assessments we pay are dependent upon our experience relative to other entities subject to the assessment and the ultimate liability is not known at the balance sheet date. While the ultimate amount of the assessment is dependent upon the experience of all pool participants, we believe we have adequate reserves to cover such assessments.

Litigation and Regulatory Proceedings
Out-of-Network Benefit Proceedings
We are named as a defendant in several purported class actions and individual lawsuits arising out of our practices related to the payment of claims for services rendered to our members by health care providers with whom we do not have a contract (“out-of-network providers”).   Among other things, these lawsuits allege that we paid too little to our health plan members and/or providers for these services, among other reasons, because of our use of data provided by Ingenix, Inc., a subsidiary of one of our competitors (“Ingenix”). Other major health insurers are the subject of similar litigation or have settled similar litigation.

Various plaintiffs who are health care providers or medical associations seek to represent nationwide classes of out-of-network providers who provided services to our members during the period from 2001 to the present.  Various plaintiffs who are members in our health plans seek to represent nationwide classes of our members who received services from out-of-network providers during the period from 2001 to the present.  Taken together, these lawsuits allege that we violated state law, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Racketeer Influenced and Corrupt Organizations Act and federal antitrust laws, either acting alone or in concert with our competitors.  The purported classes seek reimbursement of all unpaid benefits, recalculation and repayment of deductible and coinsurance amounts, unspecified damages and treble damages, statutory penalties, injunctive and declaratory relief, plus interest, costs and attorneys’ fees, and seek to disqualify us from acting as a fiduciary of any benefit plan that is subject to ERISA.  Individual lawsuits that generally contain similar allegations and seek similar relief have been brought by health plan members and out-of-network providers.

The first class action case was commenced on July 30, 2007.  The federal Judicial Panel on Multi-District Litigation (the “MDL Panel”) has consolidated these class action cases in the U.S. District Court for the District of New Jersey (the “New Jersey District Court”) under the caption In re: Aetna UCR Litigation, MDL No. 2020 (“MDL 2020”).   In addition, the MDL Panel has transferred the individual lawsuits to MDL 2020.  On May 9, 2011, the New Jersey District Court dismissed the physician plaintiffs from MDL 2020 without prejudice.  The New Jersey District Court’s action followed a ruling by the United States District Court for the Southern District of Florida (the “Florida District Court”) that the physician plaintiffs were enjoined from participating in MDL 2020 due to a prior settlement and release.  The United States Court of Appeals for the Eleventh Circuit has dismissed the physician plaintiffs’ appeal of the Florida District Court’s ruling.

On December 6, 2012, we entered into an agreement to settle MDL No. 2020. Under the terms of the proposed nationwide settlement, we would have been released from claims relating to our out-of-network reimbursement practices from the beginning of the applicable settlement class period through August 30, 2013. The settlement agreement did not contain an admission of wrongdoing. The medical associations were not parties to the settlement agreement.

Under the settlement agreement, we would have paid up to $120 million to fund claims submitted by health plan members and health care providers who were members of the settlement classes. These payments also would have funded the legal fees of plaintiffs’ counsel and the costs of administering the settlement.

In connection with the proposed settlement, the Company recorded an after-tax charge to net income attributable to Aetna of approximately $78 million in the fourth quarter of 2012.

The settlement agreement provided us the right to terminate the agreement under certain conditions related to settlement class members who opted out of the settlement. Based on a report provided to the parties by the settlement administrator, the conditions permitting us to terminate the settlement agreement were satisfied. On March 13, 2014, we notified the New Jersey District Court and plaintiffs’ counsel that we were terminating the settlement agreement. Various legal and factual developments since the date of the settlement agreement led us to believe terminating the settlement agreement was in our best interests. We intend to vigorously defend ourselves against the claims brought by the plaintiffs. As a result of this termination, we released the reserve established in connection with the settlement agreement, net of amounts due to the settlement administrator, which reduced first quarter 2014 other general and administrative expenses by $67.0 million ($103.0 million pretax).

We also have received subpoenas and/or requests for documents and other information from, and been investigated by, attorneys general and other state and/or federal regulators, legislators and agencies relating to our out-of-network benefit payment and administration practices.  It is reasonably possible that others could initiate additional litigation or additional regulatory action against us with respect to our out-of-network benefit payment and/or administration practices.

CMS Actions
The Centers for Medicare & Medicaid Services (“CMS”) regularly audits our performance to determine our compliance with CMS’s regulations and our contracts with CMS and to assess the quality of services we provide to Medicare beneficiaries.  CMS uses various payment mechanisms to allocate and adjust premium payments to our and other companies’ Medicare plans by considering the applicable health status of Medicare members as supported by information prepared, maintained and provided by health care providers.  We collect claim and encounter data from providers and generally rely on providers to appropriately code their submissions to us and document their medical records, including the diagnosis data submitted to us with claims.  CMS pays increased premiums to Medicare Advantage plans and PDPs for members who have certain medical conditions identified with specific diagnosis codes.  Federal regulators review and audit the providers’ medical records to determine whether those records support the related diagnosis codes that determine the members’ health status and the resulting risk-adjusted premium payments to us.  In that regard, CMS has instituted risk adjustment data validation (“RADV”) audits of various Medicare Advantage plans, including certain of the Company’s plans, to validate coding practices and supporting medical record documentation maintained by health care providers and the resulting risk adjusted premium payments to the plans. CMS may require us to refund premium payments if our risk adjusted premiums are not properly supported by medical record data. The Office of Inspector General (the “OIG”) also is auditing risk adjustment data of other companies, and we expect CMS and the OIG to continue auditing risk adjustment data.

CMS revised its audit methodology for RADV audits to determine refunds payable by Medicare Advantage plans for contract year 2011 and forward. Under the revised methodology, among other things, CMS will project the error rate identified in the audit sample of approximately 200 members to all risk adjusted premium payments made under the contract being audited. Historically, CMS did not project sample error rates to the entire contract. As a result, the revised methodology may increase our exposure to premium refunds to CMS based on incomplete medical records maintained by providers. During 2013, CMS selected certain of our Medicare Advantage contracts for contract year 2011 for audit. We are currently unable to predict which of our Medicare Advantage contracts will be selected for future audit, the amounts of any retroactive refunds of, or prospective adjustments to, Medicare Advantage premium payments made to us, the effect of any such refunds or adjustments on the actuarial soundness of our Medicare Advantage bids, or whether any RADV audit findings would cause a change to our method of estimating future premium revenue in future bid submissions to CMS or compromise premium assumptions made in our bids for prior contract years or the current contract year. Any premium or fee refunds or adjustments resulting from regulatory audits, whether as a result of RADV, Public Exchange related or other audits by CMS, the OIG, HHS or otherwise, including audits of our minimum medical loss ratio rebates, methodology and/or reports, could be material and could adversely affect our operating results, financial condition and cash flows.

Other Litigation and Regulatory Proceedings
We are involved in numerous other lawsuits arising, for the most part, in the ordinary course of our business operations, including claims of or relating to bad faith, medical malpractice, non-compliance with state and federal regulatory regimes, marketing misconduct, failure to timely or appropriately pay or administer claims and benefits in our Health Care and Group Insurance businesses (including our post-payment audit and collection practices and reductions in payments to providers due to sequestration), provider network structure (including the use of performance-based networks and termination of provider contracts), rescission of insurance coverage, improper disclosure of personal information, anticompetitive practices, patent infringement and other intellectual property litigation, other legal proceedings in our Health Care and Group Insurance businesses and employment litigation.  Some of these other lawsuits are or are purported to be class actions.  We intend to vigorously defend ourselves against the claims brought in these matters.

Awards to us and others of certain government contracts, particularly in our Medicaid business, are subject to increasingly frequent protests by unsuccessful bidders. These protests may result in awards to us being reversed, delayed or modified. The loss or delay in implementation of any government contract could adversely affect our operating results. We will continue to defend vigorously contract awards we receive.

In addition, our operations, current and past business practices, current and past contracts, and accounts and other books and records are subject to routine, regular and special investigations, audits, examinations and reviews by, and from time to time we receive subpoenas and other requests for information from, CMS, the U.S. Department of Health and Human Services, various state insurance and health care regulatory authorities, state attorneys general and offices of inspector general, the Center for Consumer Information and Insurance Oversight, OIG, the Office of Personnel Management, the U.S. Department of Labor, the U.S. Department of the Treasury, the U.S. Food and Drug Administration, committees, subcommittees and members of the U.S. Congress, the U.S. Department of Justice, the Federal Trade Commission, U.S. attorneys and other state, federal and international governmental authorities.  These government actions include inquiries by, and testimony before, certain members, committees and subcommittees of the U.S. Congress regarding certain of our current and past business practices, including our overall claims processing and payment practices, our business practices with respect to our small group products, student health products or individual customers (such as market withdrawals, rating information, premium increases and medical benefit ratios), executive compensation matters and travel and entertainment expenses, as well as the investigations by, and subpoenas and requests from, attorneys general and others described above under “Out-of-Network Benefit Proceedings.”

A significant number of states are investigating life insurers’ claims payment and related escheat practices, and these investigations have resulted in significant charges to earnings by other life insurers in connection with related settlements.  We have received requests for information from a number of states, and certain of our subsidiaries are being audited, with respect to our life insurance claim payment and related escheat practices.  In the fourth quarter of 2013, we made changes to our life insurance claim payment practices (including related escheatment practices) based on evolving industry practices and regulatory expectations and interpretations, including expanding our existing use of the Social Security Administration’s Death Master File to identify additional potentially unclaimed death benefits and locate applicable beneficiaries. As a result of these changes, in the fourth quarter of 2013, we increased our estimated liability for unpaid life insurance claims with respect to insureds who passed away on or before December 31, 2013, and recorded in current and future benefits a charge of $35.7 million ($55.0 million pretax). Given the legal and regulatory uncertainty with respect to life insurance claim payment and related escheat practices, it is reasonably possible that we may incur additional liability related to those practices, whether as a result of further changes in our business practices, litigation, government actions or otherwise, which could adversely affect our operating results and cash flows.

There also continues to be a heightened level of review by regulatory authorities of, and increased litigation regarding, our and the rest of the health care and related benefits industry’s business and reporting practices, including premium rate increases, utilization management, development and application of medical policies, complaint, grievance and appeal processing, information privacy, provider network structure (including provider network adequacy, the use of performance-based networks and termination of provider contracts), calculation of minimum medical loss ratios, delegated arrangements, rescission of insurance coverage, limited benefit health products, student health products, pharmacy benefit management practices (including the use of narrow networks and the placement of drugs in formulary tiers), sales practices, and claim payment practices (including payments to out-of-network providers and payments on life insurance policies).

As a leading national health and related benefits company, we regularly are the subject of government actions of the types described above.  These government actions may prevent or delay us from implementing planned premium rate increases and may result, and have resulted, in restrictions on our business, changes to or clarifications of our business practices, retroactive adjustments to premiums, refunds or other payments to members, beneficiaries, states or the federal government, withholding of premium payments to us by government agencies, assessments of damages, civil or criminal fines or penalties, or other sanctions, including the possible suspension or loss of licensure and/or suspension or exclusion from participation in government programs.

Estimating the probable losses or a range of probable losses resulting from litigation, government actions and other legal proceedings is inherently difficult and requires an extensive degree of judgment, particularly where the matters involve indeterminate claims for monetary damages, may involve fines, penalties or punitive damages that are discretionary in amount, involve a large number of claimants or regulatory authorities, represent a change in regulatory policy, present novel legal theories, are in the early stages of the proceedings, are subject to appeal or could result in a change in business practices.  In addition, because most legal proceedings are resolved over long periods of time, potential losses are subject to change due to, among other things, new developments, changes in litigation strategy, the outcome of intermediate procedural and substantive rulings and other parties’ settlement posture and their evaluation of the strength or weakness of their case against us.  Except as specifically noted above under “Other Litigation and Regulatory Proceedings,” we are currently unable to predict the ultimate outcome of, or reasonably estimate the losses or a range of losses resulting from, the matters described above, and it is reasonably possible that their outcome could be material to us.

Other Obligations
We have operating leases for office space and certain computer and other equipment. Rental expenses for these items were $177 million, $170 million and $142 million in 2014, 2013 and 2012, respectively. The future net minimum payments under non-cancelable leases for 2015 through 2019 are estimated to be $139 million, $103 million, $74 million, $56 million and $39 million, respectively.

We also have funding obligations relating to equity limited partnership investments and real estate partnerships. The funding requirements for equity limited partnership investments and real estate partnerships for 2015 through 2019 are estimated to be $132 million, $87 million, $55 million, $33 million and $22 million, respectively.